UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

AUGUST 31, 2014

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2014 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 21.34% for the Year ended August 31, 2014 and 4.25% since inception (September 27, 2005) compared to a total return of 16.61% and 7.75% for the Dow Jones U.S. Moderate Relative Risk Index, over the same periods.

Performance Review

We have been very pleased with the performance of the Archer Balanced Fund for the past year.  The Fund’s annual performance has been consistent throughout its tenure.  The managers of the Fund, having stayed consistent with long-term value positions in equities, believe the conservative positions of this fund are appropriate for this style of fund.  The managers continue to reinforce their positions by managing stocks in long-term value and high quality short-term duration securities.  We continue to position the portfolio for what we believe is an inevitable rise in long-term interest rates by overweighting high quality, short- to intermediate-term bonds.  We have taken this position for quite some time and although have not been correct on the long-term direction of interest rates, we continue to believe the reversion to a mean will put the 10 yr. US Treasury bond at approximately 3.5%.  Even with interest rates remaining near historic lows, price insensitive buyers flocked to the perceived relative safety of U.S. debt obligations driven by growing fear in the markets of other nations.  We continue to believe that the United States will be forced to address its own debt problems which will add additional upward pressure on interest rates. We are comfortable avoiding the Treasury bandwagon and believe it is prudent to avoid attempts to capture short-term performance in an effort to create long-term value for our fellow shareholders.  Although the adage that broken clocks are also right twice a day, we believe once the clock gets fixed, rates will rise and our clocks will all be reset.

With this being said, our management team feels it is important to keep a portfolio of stocks and bonds that we feel will weather a downturn instead of chasing any upside.  This reduced risk should help us outperform for the next downturn in equities.

Equity Portfolio

Similar to prior year, we have continued to see the market perform well and corporate profits and cash flows have continued to increase.  Just like we mentioned in last year’s shareholder letter, the latest four quarters has produced by some accounts one of the healthiest earnings Wall Street has ever seen.

•

We believe the Technology, Consumer Defensive, and Industrials will provide for a solid offense while enabling us to play defense if the market turns adversarial.

We will continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining a significant weighting in Industrials, Technology, Consumer Defensives, and Basic Materials.

Fixed-Income Portfolio

We will reiterate our position from the prior year:  “We have remained in much the same position as the prior year and have added a few shorter duration fixed income positions as some have matured during the last year.  We continue to remain short-term with our holdings.  Although it is becoming quite clear that the general level of interest rates may stay low for a

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

couple of years still to come.  We to continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  With the end of Quantitative Easing on the horizon, the fight over the Debt Ceiling and the level of debt our Country faces, we believe staying invested in high-quality, short-term instruments remains our focus.  Interest rates will rise at some point.”

Current Strategy

We will continue to monitor the performance of each security on a case by case basis putting valuations on the securities and adjusting the portfolio likewise.  There will be times when we discontinue holding a specific security if we feel the valuation is beyond a reasonable valuation of the company.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation plays to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and it is; be long-term in nature.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2014 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a gain of 28.53% for the year ended August 31, 2014 and 11.79% since inception of March 11, 2011.  This compared to a gain of 25.25% for the S&P 500 Index and 15.8% since inception.

Performance Review

The Fund opened in March of 2011 and thus did not get the benefit of the upward market trend in the first two months of 2011.  However, we feel extremely comfortable with our positions and relative performance to the benchmarks.  The Stock Fund is a go anywhere Fund seeking to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  We are comfortable with the equity positions as of 8/31/2014.  As of August 31, 2014 we have selected 50 equity positions we believe will outpace the S&P 500 index.  This in turn will ultimately reduce our turnover of the portfolio as we plan to hold these positions until they reach beyond their Fair Market Values.   We are overweight in Technology, Energy, Financial Services, and Consumer Defensive stocks and related industries.  We continue to seek out positions with strong balance sheets of companies having upward revised estimates and/or strong relative performance which have the opportunity to outperform the indices over the long-term.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Archer Income Fund (ARINX)

The Archer Income Fund had a gain of 7.79% for the year ended August 31, 2014 and 4.15% from the date of inception on March 11, 2011 compared to a gain of 5.66% and 4.33% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 6.12% and 5.08% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Fund performance relative to the Aggregate Index since inception has suffered due to our overweight position in corporate debt.  We have thought for some time that interest rates would ultimately rise with the backdrop of Washington Politics, end to “QE3”, and the sequestration which began in 2013.  We expect rates to continue to rise as they have been artificially lowered by government intervention for several years.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the outflow as many others competitors as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  In fact, with the anticipation of yields rising, we continue to look to additional holdings and are buyers of shorter-term duration debt with the intention to collect the coupons until maturity.  This should bode well for our shareholders.  We believe in the positions we hold and continue to personally own the fund in our and our family accounts.

We continue to seek attractive long-term investment opportunities primarily in higher-yielding, segments of the investment grade corporate markets. While we do not envision a sudden spike in interest rates, nor a default which would directly impact our holdings, we are mindful of the “tail risk” and continue to position the fixed income portfolio to protect against interest-rate, default and currency risks.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Balanced Fund
Dow Jones Moderate U.S. Portfolio Index
21,000
20,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
Sep-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10
Aug-11
Aug-12
Aug-13
Aug-14

Average Annual Total Returns
For the Periods Ended August 31, 2014
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index
1 Year	21.34%	16.61%
3 Year	11.78%	13.71%
5 Year	9.41%	12.76%
Since Inception	4.25%	7.75%
Value	$ 14,508	$ 19,193

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Archer Income Fund
Barclay's Capital U.S. Aggregate Bond Index
Barclay's Intermediate Credit Index
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14

Average Annual Total Returns
For the Periods Ended August 31, 2014
	Archer Income Fund	Barclay's Capital U.S. Aggregate Bond Index	Barclay’s Intermediate Credit Index
1 Year	7.79%	5.66%	6.12%
3 Year	3.52%	3.26%	4.17%
Since Inception	4.15%	4.33%	5.08%
Value	$ 11,520	$ 11,587	$ 11,879

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

19,000
17,000
15,000
13,000
11,000
9,000
7,000
Archer Stock Fund
S&P 500 Index
S&P 400 Midcap Index
Mar-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14

Average Annual Total Returns
For the Periods Ended August 31, 2014
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	28.53%	25.25%	23.19%
3 Year	17.02%	20.59%	19.73%
Since Inception	11.79%	15.80%	14.42%
Value	$ 14,734	$ 16,655	$ 15,975

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Short Term Investments
5.88%
Preferred Securities
1.28%
Structured Note
3.35%
Real Estate Investment
Trusts
2.62%
Municipal Bonds
6.43%
Exchange Traded Note
1.71%
Exchange Traded Funds
4.84%
Corporate Bond
7.36%
Common Stock
66.53%

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Short Term Investments 8.46%
Structured Notes 4.73%
Real Estate Investment Trusts 4.69%
Preferred Securities 5.27%
Municipal Bonds 25.43%
Exchange Traded Note 1.16%
Exchange Traded Funds 14.61%
Corporate Bonds 35.65%

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities represent a percentage of the portfolio of investments.

Basic Materials
1.91%
Cash Equivalent
1.46%
Consumer Cyclical
15.88%
Consumer Defensive
6.14%
Energy
6.12%
Financial Services
9.37%
Healthcare
13.54%
Industrials
21.14%
Technology
24.44%

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

Shares/Principal		Value

COMMON STOCKS - 67.00%

Air Courier Services - 2.85%
4,000	FedEx Corp.	$ 591,520

Air Transportation, Scheduled - 1.87%
10,000	American Airlines Group, Inc.	388,810

Aircraft - 4.53%
4,000	Boeing Co.	507,200
4,000	United Technologies Corp.	431,920
		939,120
Beverages - 1.56%
3,500	PepsiCo, Inc.	323,715

Cable & Other Pay Television Services - 3.03%
7,000	Walt Disney Co.	629,160

Electronic Computers - 2.77%
5,600	Apple, Inc.	574,000

Farm Machinery & Equipment - 1.26%
3,100	Deere & Co.	260,679

Financial Services - 1.94%
4,500	American Express Co.	402,975

Fire, Marine & Casualty Insurance - 1.10%
3,700	The Allstate Corp.	227,513

Food -Retail - 1.83%
4,900	Nestle S.A. ADR	380,093

Footwear - 0.76%
2,000	Nike, Inc.	157,100

Hospital & Medical Service Plans - 1.96%
3,500	WellPoint, Inc.	407,785

Mining Machinery & Equipment (No Oil & Gas Field Machinery & Equipment) - 0.91%
3,000	Joy Global, Inc.	189,450

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

National Commercial Banks - 5.01%
4,500	JPMorgan Chase & Co.	$ 267,525
9,000	US Bancorp.	380,520
7,600	Wells Fargo & Co.	390,944
		1,038,989
Natural Gas Transmission - 2.13%
11,000	Kinder Morgan, Inc.	442,860

Oil & Gas Filed Machinery & Equipment - 1.67%
4,000	National Oilwell Varco, Inc.	345,720

Oil & Gas Filed Services, NBC - 1.48%
2,800	Schlumberger Ltd.	306,992

Pharmaceutical Preparations - 3.97%
5,400	Celgene Corp. *	513,108
3,000	Johnson & Johnson	311,190
		824,298
Petroleum Refining - 1.32%
3,000	Marathon Petroleum Corp.	273,030

Railroads, Line-Haul Operating - 1.52%
3,000	Union Pacific Corp.	315,810

Retail - Drug Stores - 3.06%
8,000	CVS Caremark Corp.	635,600

Retail - Eating Places - 1.80%
4,800	Starbucks Corp.	373,488

Retail - Lumber & Other Building Material Dealers - 1.71%
3,800	The Home Depot, Inc.	355,300

Retail - Variety Stores - 1.45%
5,000	Target Corp.	300,350

Search, Detection, Navigation, Guidance - 1.86%
4,000	Raytheon Co.	385,360

Services - Business Services - 1.48%
3,800	Accenture Plc. Class A	308,028

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Services - Computer Programming & Data - 2.53%
900	Google, Inc. Class A *	$ 524,124

Services - General Medical & Surgical Hospitals, NEC - 2.93%
8,700	HCA Holdings, Inc. *	607,434

Services - Prepackaged Software - 1.97%
9,000	Microsoft Corp.	408,870

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.60%
4,000	Procter & Gamble Co.	332,440

Surgical & Medical Instruments - 1.70%
4,700	Baxter International, Inc.	352,406

Telephone Communications - 1.44%
6,000	Verizon Communications, Inc.	298,920

TOTAL FOR COMMON STOCKS (Cost $10,098,673) - 67.00%		13,901,939

CORPORATE BONDS - 7.41% (a)

Banks & Financial Institutions - 0.24%
50,000	Societe Generale, 1.4162%, 4/22/20 **	50,003

Bituminous Coal & Lignite Surface Mining - 0.25%
50,000	Peabody Energy Corp., 7.875%, 11/1/26	51,500

Distribution/Wholesale - 0.25%
50,000	Tech Data Corp., 3.75%, 9/21/17	52,409

Finance Services - 0.49%
100,000	Block Financial Corp., 5.125%, 10/30/14	100,590

Integrated Oils - 0.74%
150,000	Murphy Oil Corp., 4.00%, 6/01/22	153,564

Miscellaneous Business Credit Institution - 0.48%
100,000	Ford Motor Credit Co. LLC., 1.5141%, 11/20/18 **	99,715

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Printed Circuit Boards - 0.26%
50,000	Jabil Circuit, Inc., 5.625%, 12/15/20	$ 54,182

Property & Casualty Insurance - 0.82%
140,000	Zurich Reinsurance Centre Holdings, Inc., 7.125%, 10/15/23	170,797

Radio Telephone Communications - 0.50%
100,000	T-Mobile USA, Inc., 6.464%, 4/28/19	104,250

Real Estate - 0.52%
100,000	Aurora Military Housing, 5.35%, 12/15/25	108,500

Retail - Apparel & Accessory Store - 0.52%
100,000	Hanesbrands, Inc., 6.375%, 12/15/20	107,375

Retail - Department Store - 0.82%
150,000	Dillards, Inc., 7.13%, 8/1/18	171,000

Retail - Grocery Stores - 0.24%
50,000	Safeway, Inc., 4.75%, 12/1/21	50,593

Security Broker Dealers - 0.25%
50,000	Morgan Stanley & Co., 3.00%, 8/31/15 **	50,875

Services - General Medical & Surgical Hospitals - 0.53%
100,000	HCA Holdings, Inc., 6.25%, 2/15/20	108,750

Sugar & Confectionery Products - 0.50%
100,000	WM. Wrigley Jr. Co., 4.65%, 7/15/15	103,471

TOTAL FOR CORPORATE BONDS (Cost $1,515,255) - 7.41%		1,537,574

EXCHANGE TRADED FUNDS - 4.88%
1,000	iShares Barclays 20+ Year Treasury Bond Fund	119,050
1,000	iShares iBoxx $ High Yield Corporate Bond	94,240
1,500	iShares Floating Rate Bond Fund	76,200
1,000	iShares Intermediate Credit Bond	110,400
3,000	PIMCO 0-5 Year High Yield Corporate Bond Index	316,920
500	PIMCO Enhanced Short Maturity	50,720
6,000	PowerShares Senior Loan Port Fund	148,380
1,200	Vanguard Short-Term Corporate Bond Index	96,288
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,003,447) - 4.88%		1,012,198

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

EXCHANGE TRADED NOTE - 1.72%
6,600	JPMorgan Alerian MLP Index ETN	$ 355,938
TOTAL FOR EXCHANGE TRADED NOTE (Cost $267,172) - 1.72%		355,938

MUNICIPAL BONDS - 6.47% (a)
40,000	Akron, OH Economic Dev., 5.50%, 12/1/15	41,828
25,000	Belding, MI Area Schools, 6.15%, 5/1/2024	26,942
35,000	Bryan County, OK Indpt School District, 6.554%, 12/1/29	39,477
45,000	California St. University Revenue Bond Series B, 2.785%, 11/1/22	45,514
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/1/20	103,435
70,000	Gary, IN Community School Bldg., 7.50%, 2/1/29	77,725
99,000	Georgia Loc. Govt., 4.75%, 6/1/28	105,596
30,000	Illinois St., 5.877%, 3/1/19	33,554
55,000	Illinois St. Build America Bonds, 4.85%, 7/1/15	56,665
50,000	Kalamazoo, MI Bldg Auth, 5.40%, 10/1/25	51,431
25,000	Katy Texas Schools, 5.999%, 2/15/2030	28,548
100,000	Kern Cnty, CA Pension Oblg., 5.25%, 8/15/19	83,902
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, 12/01/30	58,081
50,000	Reeves Cnty, TX Cops, 5.00%, 12/1/16	51,814
60,000	Reeves Cnty, TX Cops, 6.375%, 12/1/21	64,988
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.75%, 1/15/24	43,377
70,000	Saint Clair Cnty, IL School District., 4.00%, 1/1/21	69,572
25,000	Sangamon Cnty, IL School District, 4.00%, 2/1/15	25,345
25,000	Scago, SC Public Facs Corp. for Georgetown Cnty, 6.75%, 12/1/29	28,007
25,000	Sedona, AZ Wastewater, 0.00%, 7/1/21	20,049
222,000	Tobacco Settlement Auth Iowa, 6.50%, 6/1/23	220,950
60,000	University Enterprises Inc. CA, 5.25%, 10/1/20	65,242
TOTAL FOR MUNICIPAL BONDS (Cost $1,315,442) - 6.47%		1,342,042

STRUCTURED NOTES - 3.37% (a)
100,000	Barclays Bank Plc., 11.00%, 5/14/29	100,000
93,000	Citigroup, Inc., 3.00%, 12/23/19	97,665
100,000	International Finance Corp., 2.00%, 11/15/22	100,016
100,000	JP Morgan Chase Bank, 10.50%, 1/23/29 **	89,990
50,000	Morgan Stanley, 3.00%, 11/9/19 **	51,562
200,000	Suntrust Bank, Atlanta, GA, 0.00%, 9/22/14	260,961
TOTAL FOR STRUCTURED NOTES (Cost $647,332) - 3.37%		700,194

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUSTS - 2.64%
10,000	Duke Realty Corp.	$ 186,000
500	PS Business Parks Inc. Series T, PFD 6.00%, 12/31/49	12,415
2,000	Public Storage	350,360
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $470,855) - 2.64%		548,775

PREFERRED SECURITIES - 1.29%
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, 12/31/49	70,320
2,000	Public Storage, Series P, 6.50%, 12/31/49	52,600
2,000	QWest Corp., 6.125%, 6/1/53	47,620
2,000	US Cellular Corp., PFD 6.95%, 5/15/60	50,760
2,000	Wells Fargo & Co. Series P, 5.25%, 12/31/49	47,100
TOTAL FOR PREFERRED SECURITIES (Cost $274,299) - 1.29%		268,400

SHORT TERM INVESTMENT - 5.92%
1,229,015	Fidelity Institutional Money Market Portfolio 0.09% ** (Cost $1,229,015)	1,229,015

TOTAL INVESTMENTS (Cost $16,821,490) - 100.70%		20,896,075

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.70)%		(144,600)

NET ASSETS - 100.00%		$20,751,475

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

Shares/Principal		Value

CORPORATE BONDS - 36.32% (a)

Aerospace/Defense - Major Diversified - 1.04%
75,000	Exelis, Inc. 5.55%, 10/01/21	$ 82,174

Banks & Financial Institutions - 1.21%
50,000	JPMorgan Chase & Co., 10.50%, 1/23/29 **	44,995
50,000	Societe Generale, 1.3816%, 4/22/20 (France) **	50,003
		94,998
Bituminous Coal & Lignite Surface Mining - 0.65%
50,000	Peabody Energy Corp., 7.875%, 11/1/26	51,500

Brewery - 1.38%
250,000	Ambev Intl. Finance Co., 9.50%, 7/24/17 (Cayman Islands) **	108,400

Commercial Banks - Western US - 0.64%
50,000	Barclays Bank Plc., 11.00%, 5/14/29	50,000

Commercial Service - Finance - 0.89%
800,000	GE Capital Corp., 8.87%, 6/02/18	69,920

Computer & Office Equipment - 1.38%
100,000	Hewlett-Packard, 4.375%, 9/15/21	108,229

Container & Packaging - 0.66%
50,000	Ball Corp. 5.00%, 3/15/22	51,937

Consumer Products - 0.68%
50,000	Avon Products, Inc., 5.75%, 3/01/18	53,391

Distribution/Wholesale - 2.01%
100,000	Ingram Micro, Inc., 5.00%, 8/10/22	105,880
50,000	Tech Data Corp., 3.75%, 9/21/17	52,409
		158,289
Electric & Other Services Combined - 1.99%
50,000	CMS Energy, Inc., 6.25%, 2/01/20	59,059
100,000	PPL Energy Supply LLC., 4.6%, 12/15/21	97,340
		156,399
Finance Services - 0.62%
50,000	Morgan Stanley, 4.90%, 2/23/17	49,092

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Guided Missiles & Space Vehicles & Parts - 1.46%
100,000	Alliant Techsystems, Inc., 6.875%, 9/15/20	$ 114,584

Medical - Generic Drugs - 1.11%
75,000	Watson Pharmaceuticals, Inc. 6.125%, 8/15/19	87,717

Metal Mining - 1.21%
100,000	Cliffs Natural Resources, Inc., 4.875%, 4/01/21	94,973

Miscellaneous Business Credit Institution - 1.25%
50,000	Ford Credit Canada Ltd., 7.50%, 8/18/15 (Canada)	48,248
50,000	Ford Motor Credit Co. LLC., 1.4821%, 11/20/18 **	49,857
		98,105
Multimedia - 0.70%
50,000	Time Warner Inc., 4.75%, 3/29/21	55,418

Oil Company - Exploration & Production - 2.11%
100,000	Southwestern Energy Co., 7.125%, 10/10/17	114,234
50,000	Whiting Petroleum Corp., 6.50%, 10/01/18	51,688
		165,922
Petroleum Refining - 0.66%
50,000	Frontier Oil, 6.875%, 11/15/18	52,188

Printed Circuit Boards - 0.69%
50,000	Jabil Circuit, 5.625%, 12/15/20	54,182

Property & Casualty Insurance - 0.78%
50,000	Zurich Reinsurance Centre Holdings, 7.125%, 10/15/23	60,999

Radio Telephone Communications - 1.32%
100,000	T Mobile US, Inc., 6.464%, 04/28/19	104,250

Real Estate - 1.38%
100,000	Aurora Military Housing LLC., 5.35%, 12/15/25	108,500

Retail - Apparel & Accessory Stores - 1.36%
100,000	Hanesbrands, Inc., 6.375%, 12/15/20	107,375

Retail - Department Stores - 1.94%
35,000	Dillards, Inc., 7.75%, 7/15/26	38,850
100,000	Dillards, Inc., 7.13%, 8/1/18	114,000
		152,850

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Retail - Discretionary - 1.27%
100,000	Staples, Inc., 4.375%, 1/12/23	$ 100,204

Security Broker Dealers - 0.65%
50,000	Morgan Stanley & Co., 3.00%, 8/31/15 **	50,875

Services-General Medical & Surgical Hospitals, Nec - 1.38%
100,000	HCA Holdings, Inc., 6.25%, 2/15/21	108,750

State Commercial Banks - 0.66%
50,000	United Comm BK Blairsvll, GA, 6.00%, 8/13/18 (a)	51,875

Steel Works, Blast Furnaces, Rolling Mills (Coke Ovens) - 0.98%
75,000	Arcelormittal, 3.75%, 3/1/16	77,340

Supranational Bank - 0.64%
50,000	International Finance Corp., 2.00%, 11/15/22 **	50,008

Telephone Communications (No Radio Telephone) - 0.80%
50,000	Indiana Bell Tel Co. Inc., 7.30%, 8/15/26	62,750

Television Broadcasting Stations - 0.82%
54,000	CBS Broadcasting, Inc. 7.125%, 11/1/23	64,160

TOTAL FOR CORPORATE BONDS (Cost $2,835,224) - 36.32%		2,857,354

EXCHANGE TRADED FUNDS - 14.89%
1,000	iShares Barclays 20+ Year Treasury Bond	119,050
800	iShares Barclays Intermediate Credit Bond	88,320
2,000	iShares Floating Rate Bond	101,600
1,000	iShares iBoxx $ Investment Grade Corp Bond	120,580
500	iShares JPMorgan USD Emerging Markets Bond	57,815
1,000	PIMCO Enhanced Short Maturity	101,440
1,500	PIMCO 0-5 Year High Yield Corp Bond Index	158,460
3,000	PowerShares Build America Bond	90,120
6,000	PowerShares Preferred	87,900
5,000	PowerShares Senior Loan Port	123,650
1,400	Vanguard Intermediate-Term Corp. Bond Idx ETF	122,010
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $1,119,661) - 14.89%		1,170,945

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

EXCHANGE TRADED NOTE - 1.18%
2,000	UBS ETRACS Alerian MLP Infrastucture Index	$ 92,440
TOTAL FOR EXCHANGE TRADED NOTE (Cost $90,017) - 1.18%		92,440

MUNICIPAL BONDS - 25.91%
25,000	Brier Creek, IN School Bldg. Corp., 6.08%, 7/15/24	27,759
35,000	Caddo County OK Gov't Bldg., 5.858%, 9/01/25	36,273
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, 12/1/20 (a)	51,718
60,000	City of Akron OH, 5.50%, 12/01/15	62,743
25,000	City of Auburndale FL, 4.30%, 12/01/26	26,178
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.06%, 10/1/26	34,656
50,000	County of Clark NV, 6.36%, 11/1/24	58,468
50,000	County of Reeves TX, 5.00%, 12/1/16	51,814
25,000	County of Reeves TX, 6.75%, 12/01/19	25,716
40,000	County of Reeves TX, 6.375%, 12/21/21	43,325
50,000	Dickinson County MI, 4.80%, 11/01/18	50,304
90,000	Erie County NY Tobacco Asset Corp, 6.00%, 6/1/28	83,549
35,000	Evansville, IN Redevelopment Authority, 6.15%, 2/01/24	39,726
60,000	Evansville, IN Redevelopment BAB, 6.86%, 2/01/29	68,863
25,000	Fresno County, CA Pension, Series A, 4.928%, 8/15/19	25,281
50,000	Georgia Local Government, 4.75%, 6/1/28	53,331
40,000	Hoboken NJ Services, 5.33%, 2/01/18	42,278
65,000	Hudson County, NJ 6.89%, 3/01/26	77,033
50,000	Illinois St. Build America Bonds, 4.85%, 7/1/15	51,514
93,000	Iowa Tobacco Settlement Authority, 6.50%, 6/1/23	92,560
50,000	Louisiana State Local Gov't Envt, 5.75%, 9/01/2019	51,301
50,000	Macomb, MI Interceptor Drain Dist Build America Bonds, Series A, 4.95%, 5/1/25	52,720
25,000	Missouri State Health & Educational Fac., 5.80%, 10/01/23	26,895
25,000	Mountain Iron-Buhl, MN Indep Sch Dist, Series A, 6.30%, 2/1/19	29,180
75,000	Nassau County, NY Series F, 6.80%, 10/01/27	87,624
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.45%, 6/30/24	29,041
75,000	Public Finance Authority, WI 5.75%, 6/1/23	76,195
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.00%, 1/1/21	29,816
50,000	State of Illinois, 5.665%, 3/1/18	55,401
70,000	State of Illinois, 5.877%, 3/1/19	78,293
50,000	State of Illinois, 6.200%, 7/01/21	56,176
75,000	State of Illinois, 4.95%, 6/1/23	79,862
110,000	TSACS Inc., NY 4.75%, 6/1/22	109,429
100,000	University of Central Florida, 5.125, 10/01/20	106,416
35,000	Van Buren MI Public Schools Build America Bonds, 6.43%, 5/1/29	38,467

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

MUNICIPAL BONDS - (Continued)
15,000	Virginia Commonwealth Build American Bonds, 5.750%, 5/15/28	$ 16,912
75,000	Westfield County IN Option Income Tax Revenue 3.50%, 11/01/16	75,099
35,000	Worcester County, MD 2.50%, 12/01/18	36,550
TOTAL FOR MUNICIPAL BONDS (Cost $1,994,175) - 25.91%		2,038,466

PREFERRED SECURITIES - 5.37%
2,000	Citigroup, Inc., PFD 5.80%, 12/31/49 Series C	47,960
50,000	Edison International, PFD 6.25%, 8/01/49 Series E **	54,375
2,500	First Republic Bank, PFD 6.70%, 12/31/49 Series A	65,475
3,000	PNC Financial Services Group, Inc., 5.375%, 12/31/49 Series Q	70,320
2,500	QWest Corp., 6.125%, 6/1/53	59,525
4,000	US Cellular Corp., PFD 6.95%, 5/15/60	101,520
1,000	Wells Fargo & Co., PFD 5.25%, 12/31/49 Series P	23,550
TOTAL FOR PREFERRED SECURITIES (Cost $418,833) - 5.37%		422,725

REAL ESTATE INVESTMENT TRUSTS - 4.78%
2,500	Digital Realty Trust, PFD 6.625%, Series F	63,000
2,000	Digital Realty Trust, PFD 7.375% Series H	52,000
5,500	Duke Realty Corp., PFD 6.50%, 12/31/49 Series K	137,775
3,000	Public Storage, PFD 5.20%, 12/31/49 Series W	69,540
2,000	Regency Centers Corp., PFD 6.625%, 12/31/49, Series 6	53,420
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $370,789) - 4.78%		375,735

STRUCTURED NOTES - 4.82%
75,000	Goldman Sachs Group, Inc., 10.00%, 9/5/28 **	75,000
100,000	Goldman Sachs Group, Inc., 10.00%, 12/13/28 **	88,500
63,000	Goldman Sachs Group, Inc., 5.75%, 11/29/20 **	62,272
100,000	Morgan Stanley, 3.00%, 8/31/15 **	101,988
50,000	Morgan Stanley & Co., 3.00%, 11/9/19 **	51,562
TOTAL FOR STRUCTURED NOTES (Cost $387,929) - 4.82%		379,322

SHORT TERM INVESTMENT - 8.62%
678,139	Fidelity Institutional Money Market 0.08% ** (Cost $678,139)	678,139

TOTAL INVESTMENTS (Cost $7,894,767) - 101.89%		8,015,126

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.89)%		(149,012)

NET ASSETS - 100.00%		$ 7,866,114

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2014

Shares/Principal		Value

COMMON STOCKS - 98.47%

Agriculture Chemicals - 1.91%
1,900	Monsanto Co.	$ 219,735

Air Courier Services - 1.61%
16,000	Air T, Inc. *	185,760

Air Transportation - 1.85%
4,600	Alaska Air Group, Inc.	213,164

Asset Management - 3.77%
650	Blackrock, Inc.	214,844
4,800	Cognizant Technology Solutions Corp. *	219,504
		434,348
Biological Products (No Diagnostic Substances) - 2.43%
2,600	Gilead Sciences, Inc. *	279,656

Business Services - 1.84%
1,000	Visa, Inc. Class A	212,520

Calculating & Accounting Machines - 2.04%
6,900	NCR Corp. *	235,704

Computer Storage Devices - 2.08%
8,100	EMC Corp.	239,193

Cutlery, Handtools & General Hardware - 1.83%
2,300	Stanley Black & Decker, Inc.	210,450

Diversified Machinery - 1.89%
2,600	Lennox International, Inc.	217,776

Electric & Other Services Combined - 1.92%
6,100	Quanta Services, Inc. *	221,674

Electric Computers - 1.95%
8,000	Omnicell, Inc. *	225,200

Farm Products - 1.98%
2,700	Bunge Ltd.	228,555

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Life Insurance - 1.90%
4,000	MetLife, Inc.	$ 218,960

Measuring & Controlling Devices - 1.77%
1,700	Thermo Fisher Scientific, Inc.	204,357

Miscellaneous Food Preparations & Kindred Products - 2.20%
1,900	Keurig Green Mountain, Inc.	253,308

Motor Vehicle Parts & Accessories - 5.67%
7,300	Gentex Corp.	215,715
4,000	Gentherm, Inc. *	195,400
2,400	Lear Corp.	242,712
		653,827
Motor Vehicle & Passenger Car Bodies - 1.83%
5,600	Navistar International Corp. *	211,176

Oil & Gas Equipment & Services - 2.11%
3,600	Halliburton Co.	243,396

Oil & Gas Field Services - 1.90%
2,000	Schlumberger Ltd. N.V.	219,280

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.79%
8,620	Exactech, Inc. *	205,846

Paperboard Containers & Boxes - 2.01%
3,400	Packaging Corporation of America	231,166

Personal Computers - 2.18%
2,450	Apple, Inc.	251,125

Personal Credit Institutions - 1.89%
3,500	Discover Financial Services	218,295

Petroleum Refining - 2.10%
5,900	Suncor Energy, Inc.	242,431

Pharmaceutical Preparations - 3.60%
4,500	Novo Nordisk ADR	206,820
5,700	Roche Holding, Ltd. ADR	208,107
		414,927

* Non-income producing

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Public Building & Related Furniture - 1.99%
2,700	B/E Aerospace, Inc. *	$ 228,798

Radio & TV Broadcasting & Communications - 1.98%
3,000	Qualcomm, Inc.	228,300

Retail - Drug Stores - 2.05%
3,200	Express Scripts Holding Co. *	236,576

Retail - Retail Stores - 4.17%
4,400	Foot Locker, Inc.	246,884
2,400	Ulta Salon, Cosmetics & Fragrance, Inc. *	233,544
		480,428
Security Brokers, Dealers & Flotation Company - 1.86%
1,200	The Goldman Sachs Group, Inc.	214,932

Semiconductors, Integrated Circuits & Related Services - 6.72%
8,300	Diodes, Inc. *	211,235
3,200	First Solar, Inc. *	222,976
6,000	Skyworks Solutions Inc.	339,960
		774,171
Services - Auto Rental & Leasing (No Drivers) - 2.04%
2,600	Ryder System, Inc.	234,884

Services - Computer Programming - 5.58%
3,400	Computer Programs & Systems, Inc.	208,896
2,800	Synaptics, Inc. *	229,880
350	Google, Inc. Class A *	203,826
		642,602
Services - Educational Services - 1.95%
5,200	Grand Canyon Education, Inc. *	224,848

Services - Equipment Rental & Leasing - 4.22%
6,000	Air Lease Corp.	227,400
2,200	United Rentals, Inc. *	258,830
		486,230
Services - Health Services - 1.89%
4,400	ICON Public Limited Co. *	217,976

Textile - Apparel Clothing - 2.05%
2,300	Hanesbrands, Inc.	236,164

* Non-income producing

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

Shares/Principal		Value

Transportation Services - 1.95%
3,400	GATX Corp.	$ 225,318

Wholesale - Motor Vehicles & Motor Vehicles Parts & Supplies - 1.97%
8,000	LKQ Corp. *	227,200

TOTAL FOR COMMON STOCKS (Cost $9,154,416) - 98.47%		11,350,256

SHORT-TERM INVESTMENT - 1.46%
168,226	Fidelity Institutional Money Market Portfolio 0.09%** (Cost $168,226)	168,226

TOTAL INVESTMENTS (Cost $9,322,642) - 99.93%		11,518,482

OTHER ASSETS LESS LIABILITIES - 0.07%		7,717

NET ASSETS - 100.00%		$11,526,199

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2014.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENT OF ASSETS & LIABILITIES

AUGUST 31, 2014

Assets:	Balanced Fund	Income Fund	Stock Fund
Investments in Securities, at Value (Cost $16,821,490,	$ 20,896,075	$8,015,126	$11,518,482
$7,894,767, and $9,322,642, respectively)
Cash	23,558	670	1,201
Receivables
Shareholder Subscriptions	2,640	-	5,216
Interest	32,193	67,380	19
Dividend	28,126	2,865	11,396
Prepaid Expenses	15,421	6,311	10,628
Total Assets	20,998,013	8,092,352	11,546,942
Liabilities:
Payables:
Investments Purchased	213,746	213,746	-
Due to Advisor	1,985	218	3,663
Due to Administrator	8,531	3,278	4,716
Due to Trustees	925	245	240
Accrued Expenses	21,351	8,751	12,124
Total Liabilities	246,538	226,238	20,743
Net Assets	$ 20,751,475	$7,866,114	$11,526,199

Net Assets Consist of:
Paid In Capital	$ 17,871,800	$7,936,777	$ 8,787,421
Undistributed Net Investment Loss	(29,698)	(1,200)	(17,876)
Accumulated Net Realized Gain (Loss) on Investments	(1,165,212)	(189,822)	560,814
Net Unrealized Appreciation in Value of Investments	4,074,585	120,359	2,195,840
Net Assets (unlimited shares authorized; 1,847,129, 391,868, and 269,489 shares outstanding, respectively)	$ 20,751,475	$7,866,114	$11,526,199
Net Asset Value and Offering Price Per Share	$ 11.23	$ 20.07	$ 42.77

Redemption Price Per Share ($11.23 x 0.995),
($20.07 x 0.99), & ($42.77 x 0.99), respectively *	$ 11.17	$ 19.87	$ 42.34

*The Balanced Fund will deduct a 0.50% redemption fee from redemption proceeds if purchased and redeemed within 30 days.  The Income and Stock Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2014

Investment Income:	Balanced Fund	Income Fund	Stock Fund
Dividends (net of foreign withholding taxes of $3,073, $0, and $258, respectively)	$ 317,503	$ 78,108	$ 101,821
Interest	179,634	228,789	151
Total Investment Income	497,137	306,897	101,972

Expenses:
Advisory Fees (a)	138,015	34,085	69,806
Transfer Agent	30,462	19,190	26,005
Administrative (a)	92,010	34,085	46,537
Registration	37,800	13,538	13,931
Legal	16,041	6,037	7,972
Audit	15,697	5,409	9,437
Custody	5,090	3,540	4,380
Trustee	6,570	2,162	3,059
Miscellaneous	4,900	5,096	2,641
Insurance	2,306	817	974
Printing and Mailing	2,336	902	1,355
Total Expenses	351,227	124,861	186,097
Fees Waived and Reimbursed by the Advisor (a)	(130,403)	(43,058)	(51,140)
Net Expenses	220,824	81,803	134,957

Net Investment Income (Loss)	276,313	225,094	(32,985)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	394,922	(26,006)	845,808
Capital Gain Distributions from Portfolio Companies	5,474	1,329	42
Net Change in Unrealized Appreciation on Investments	2,861,198	311,090	1,382,133
Net Realized and Unrealized Gain on Investments	3,261,594	286,413	2,227,983

Net Increase in Net Assets Resulting from Operations	$3,537,907	$511,507	$2,194,998

(a) See Note 5 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2014	8/31/2013
Increase in Net Assets From Operations:
Net Investment Income	$ 276,313	$ 341,161
Net Realized Gain on Investments	394,922	120,210
Capital Gain Distributions from Portfolio Companies	5,474	6,145
Net Change in Unrealized Appreciation on Investments	2,861,198	677,245
Net Increase in Net Assets Resulting from Operations	3,537,907	1,144,761

Distributions to Shareholders:
Net Investment Income	(435,893)	(416,235)
Total Distributions	(435,893)	(416,235)

Capital Share Transactions:
Proceeds from Sale of Shares	3,421,898	2,499,709
Shares Issued on Reinvestment of Dividends	422,607	411,019
Early Redemption Fees *	212	-
Cost of Shares Redeemed	(2,586,022)	(2,681,269)
Net Increase from Capital Share Transactions	1,258,695	229,459

Net Assets:
Net Increase in Net Assets	4,360,709	957,985
Beginning of Year	16,390,766	15,432,781
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $(29,698) and $129,881, respectively)	$20,751,475	$ 16,390,766

Share Transactions:
Shares Sold	323,253	268,513
Shares Issued on Reinvestment of Dividends	40,452	46,920
Shares Redeemed	(246,156)	(292,832)
Net Increase in Shares	117,549	22,601
Outstanding at Beginning of Year	1,729,580	1,706,979
Outstanding at End of Year	1,847,129	1,729,580

* The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2014	8/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 225,094	$ 185,783
Net Realized Loss on Investments	(26,006)	(56,125)
Capital Gain Distributions from Portfolio Companies	1,329	707
Net Change in Unrealized Appreciation (Depreciation) on Investments	311,090	(354,874)
Net Increase (Decrease) in Net Assets Resulting from Operations	511,507	(224,509)

Distributions to Shareholders:
Net Investment Income	(257,765)	(169,842)
Realized Gains	-	-
Total Distributions	(257,765)	(169,842)

Capital Share Transactions:
Proceeds from Sale of Shares	2,001,784	2,427,956
Shares Issued on Reinvestment of Dividends	249,253	164,062
Early Redemption Fees *	126	-
Cost of Shares Redeemed	(993,177)	(624,329)
Net Increase from Capital Share Transactions	1,257,986	1,967,689

Net Assets:
Net Increase in Net Assets	1,511,728	1,573,338
Beginning of Year	6,354,386	4,781,048
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $(1,200) and $31,471, respectively)	$ 7,866,114	$ 6,354,386

Share Transactions:
Shares Sold	101,091	118,739
Shares Issued on Reinvestment of Dividends	12,689	8,102
Shares Redeemed	(50,510)	(30,506)
Net Increase in Shares	63,270	96,335
Outstanding at Beginning of Year	328,598	232,263
Outstanding at End of Year	391,868	328,598

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2014	8/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (32,985)	$ (2,746)
Net Realized Gain on Investments	845,808	323,220
Capital Gain Distributions from Portfolio Companies	42	-
Net Change in Unrealized Appreciation on Investments	1,382,133	568,608
Net Increase in Net Assets Resulting from Operations	2,194,998	889,082

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(282,445)	-
Total Distributions	(282,445)	-

Capital Share Transactions:
Proceeds from Sale of Shares	3,000,795	1,835,805
Shares Issued on Reinvestment of Dividends	272,884	-
Early Redemption Fees *	55	-
Cost of Shares Redeemed	(902,861)	(399,836)
Net Increase from Capital Share Transactions	2,370,873	1,435,969

Net Assets:
Net Increase in Net Assets	4,283,426	2,325,051
Beginning of Year	7,242,773	4,917,722
End of Year (Including Accumulated Undistributed Net
Investment Income (Loss) of $(17,876) and $0, respectively)	$11,526,199	$ 7,242,773

Share Transactions:
Shares Sold	74,417	56,677
Shares Issued on Reinvestment of Dividends	7,035	-
Shares Redeemed	(22,576)	(12,918)
Net Increase in Shares	58,876	43,759
Outstanding at Beginning of Year	210,613	166,854
Outstanding at End of Year	269,489	210,613

* The Fund charges a 1.00% redemption fee on shares redeemed within 90 calendar days of purchase.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	For the Years Ended
	8/31/2014	8/31/2013	8/31/2012	8/31/2011	8/31/2010

Net Asset Value, at Beginning of Period	$ 9.48	$ 9.04	$ 8.68	$ 8.24	$ 8.09

Income From Investment Operations:
Net Investment Income *	0.16	0.20	0.24	0.19	0.16
Net Gain on Securities (Realized and Unrealized)	1.84	0.49	0.33	0.43	0.19
Total from Investment Operations	2.00	0.69	0.57	0.62	0.35

Distributions:
Net Investment Income	(0.25)	(0.25)	(0.21)	(0.18)	(0.20)
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	(0.25)	(0.25)	(0.21)	(0.18)	(0.20)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Period	$ 11.23	$ 9.48	$ 9.04	$ 8.68	$ 8.24

Total Return ***	21.34%	7.85%	6.76%	7.54%	4.23%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 20,751	$ 16,391	$ 15,433	$ 13,949	$ 14,021
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.91%	2.07%	2.16%	2.00%	2.01%
Ratio of Net Investment Income to Average Net Assets	0.79%	1.31%	1.83%	1.30%	1.06%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.50%	2.18%	2.79%	2.10%	1.87%
Portfolio Turnover	35.18%	77.01%	76.14%	69.95%	77.73%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended	(a)
	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 19.34	$ 20.58	$ 20.77	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.65	0.66	1.03	0.73
Net Gain (Loss) on Securities (Realized and Unrealized)	0.83	(1.29)	0.20	0.04
Total from Investment Operations	1.48	(0.63)	1.23	0.77

Distributions:
Net Investment Income	(0.75)	(0.61)	(1.39)	-
Realized Gains	-	-	(0.03)	-
Total from Distributions	(0.75)	(0.61)	(1.42)	-

Proceeds from Redemption Fees **	-	-	-	-

Net Asset Value, at End of Period	$ 20.07	$ 19.34	$ 20.58	$ 20.77

Total Return ***	7.79%	(3.15)%	6.26%	3.85%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 7,866	$ 6,354	$ 4,781	$ 2,619
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.83%	1.96%	2.57%	4.21%	(c)
Ratio of Net Investment Income to Average Net Assets	2.67%	2.49%	3.67%	4.43%	(c)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	(c)
Ratio of Net Investment Income to Average Net Assets	3.30%	3.25%	5.04%	7.44%	(c)
Portfolio Turnover	15.45%	18.32%	24.29%	11.01%	(b)

(a) The Fund commenced investment operations on March 11, 2011.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended			Period Ended	(a)
	8/31/2014	8/31/2013	8/31/2012	8/31/2011

Net Asset Value, at Beginning of Period	$ 34.39	$ 29.47	$ 27.57	$ 30.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.14)	(0.01)	(0.07)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	9.82	4.93	1.97	(2.40)
Total from Investment Operations	9.68	4.92	1.90	(2.43)

Distributions:
Net Investment Income	-	-	-	-
Realized Gains	(1.30)	-	-	-
Total from Distributions	(1.30)	-	-	-

Proceeds from Redemption Fees **	-	-	-	-

Net Asset Value, at End of Period	$ 42.77	$ 34.39	$ 29.47	$ 27.57

Total Return ***	28.53%	16.69%	6.89%	(8.10)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,526	$ 7,243	$ 4,918	$ 2,901
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	2.00%	2.22%	2.78%	3.99%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.90)%	(0.82)%	(1.59)%	(2.78)%	(c)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.45%	1.45%	1.45%	1.45%	(c)
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.05)%	(0.26)%	(0.24)%	(c)
Portfolio Turnover	67.68%	195.28%	399.91%	163.69%	(b)

(a) The Fund commenced investment operations on March 11, 2011.

(b) Not Annualized

(c) Annualized

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014

NOTE 1. ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of three funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), and the Archer Stock Fund (the “Stock Fund”).   The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Balanced Fund commenced operations on June 11, 2010.   Prior to June 11, 2010, the Balanced Fund operated as a series of the Unified Series Trust, an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002.  The Balanced Fund originally commenced investment operations on September 27, 2005.

The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation.  The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2011-2013 for the Balanced, Income and Stock Funds, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended August 31, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Funds intend to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Funds intend to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Balanced Fund will impose a redemption fee of 0.50% of the total redemption amount (calculated at market value) if shares are redeemed within thirty calendar days of purchase. The Income and Stock Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within ninety calendar days of purchase. For the year ended August 31, 2014, the Balanced Fund, Income Fund, and Stock Fund collected $212, $126, and $55 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional information on options transactions.

Expenses – Expenses incurred by the Trust that do no relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 3. SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts and senior note ). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, structured notes and municipal bonds). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

The following table summarizes the inputs used to value Balanced Fund’s assets and liabilities measured at fair value as of August 31, 2014:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$13,901,939	$ -	$ -	$ 13,901,939
Corporate Bonds	-	1,537,574	-	1,537,574
Exchange Traded Funds	1,012,198	-	-	1,012,198
Exchange Traded Note	355,938	-	-	355,938
Structured Notes	-	700,194	-	700,194
Real Estate Investment Trusts	548,775	-	-	548,775
Preferred Securities	268,400	-	-	268,400
Municipal Bonds	-	1,342,042	-	1,342,042
Short-Term Investments:
Fidelity Institutional Money Market	1,229,015	-	-	1,229,015
	$17,316,265	$3,579,810	$ -	$ 20,896,075

The following table summarizes the inputs used to value Income Fund’s assets and liabilities measured at fair value as of August 31, 2014:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds	$ -	$2,857,354	$ -	$ 2,857,354
Exchange Traded Funds	1,170,945	-	-	1,170,945
Exchange Traded Note	92,440	-	-	92,440
Municipal Bonds	-	2,038,466	-	2,038,466
Preferred Securities	422,725	-	-	422,725
Real Estate Investment Trusts	375,735	-	-	375,735
Structured Notes	-	379,322	-	379,322
Short-Term Investments:
Fidelity Institutional Money Market	678,139	-	-	678,139
	$2,739,984	$5,275,142	$ -	$ 8,015,126

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

The Income Fund did not hold any derivative instruments at any time during the year ended August 31, 2014.

The following table summarizes the inputs used to value Stock Fund’s assets and liabilities measured at fair value as of August 31, 2014:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks	$11,350,256	$ -	$ -	$11,350,256
Short-Term Investments:
Fidelity Institutional Money Market	168,226	-	-	168,226
	$11,518,482	$ -	$ -	$11,518,482

There were no significant transfers into or out of Level 3 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period.  The Balanced Fund and Income Fund moved investments into Level 2, from Level 1, after further consideration about how the investments are priced in the market.  No changes have been made on how the investments are being priced.  The Funds did not hold any derivative instruments at any time during the year ended August 31, 2014.

NOTE 4. DERIVATIVE TRANSACTIONS

As of August 31, 2014, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2014.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Schedule of Investments - Structured Notes

Balanced Fund

    $ 700,194

Income Fund

    $ 379,322

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% for the Balanced Fund, 0.50% for the Income Fund, and 0.75% for the Stock Fund of each Fund’s average daily net assets.  For the year ended August 31, 2014, the Advisor earned fees of $138,015 for the Balanced Fund, $34,085 for the

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

Income Fund, and $69,806 for the Stock Fund, before the waivers and reimbursements described below.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year ended August 31, 2014, the Advisor earned administrative fees of $92,010 for the Balanced Fund, $34,085 for the Income Fund, and $46,537 for the Stock Fund.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2014, the Advisor waived fees and/or reimbursed expenses of $130,403.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2017 totaled $405,411.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2014 were as follows:

Subject to Repayment
Amount	by August 31,
$139,404	2015
$135,604	2016
$130,403	2017

The Balanced Fund owed the Advisor $1,985 at August 31, 2014.

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 1.20% of the Income Fund’s average daily net assets. For the year ended August 31, 2014, the Advisor waived fees and/or reimbursed

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

expenses of $43,058.  Each waiver or reimbursement by the Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2017 totaled $137,034.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2014 were as follows:

Subject to Repayment
Amount	by August 31,
$ 50,757	2015
$ 43,219	2016
$ 43,058	2017

The Income Fund owed the Advisor $218 at August 31, 2014.

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2016 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Stock Fund invests) do not exceed 1.45% of the Stock Fund’s average daily net assets. For the year ended August 31, 2014, the Advisor waived fees and/or reimbursed expenses of $51,140.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.45% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2017 totaled $151,526.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2014 were as follows:

Subject to Repayment
Amount	by August 31,
$ 54,406	2015
$ 45,980	2016
$ 51,140	2017

The Stock Fund owed the Advisor $3,663 at August 31, 2014 for Advisory fees.

Distribution Plan

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating  0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated and the plan will not be activated through December 31, 2016 for the Balanced, Income, and Stock Funds.

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $6,603,782 and $6,301,352, respectively.

Archer Income Fund

For the year ended August 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,005,810 and $1,005,027, respectively.

Archer Stock Fund

For the year ended August 31, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $8,210,870 and $6,181,054, respectively.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2014, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 66.10% of the voting securities of the Balanced Fund, approximately 80.40% of the voting securities of the Income Fund, and approximately 81.20% of the voting securities of the Stock Fund and may be deemed to control each of the respective Funds.

NOTE 8. TAX MATTERS

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at August 31, 2014, the following represents the tax basis components of distributable earnings and capital gains and losses:

	Balanced	Income	Stock
	Fund	Fund	Fund

Undistributed ordinary income (loss)	$ (29,699)	$ (1,190)	$ (975)

Undistributed capital gains/losses	$ -	$ (489)	$ 570,596

Post-October capital loss deferrals
Realized between 11/1/13-8/31/14 *	$ -	$ 26,351	$ -
Post-December ordinary losses	$ -	$ -	$ 17,876

Capital loss carryforwards (a)
Expiring 8/31/17	$ (116,274)	$ -	$ -
8/31/18	(1,046,650)	-	-
No Expiration - Short-Term	-	(132,025)	-
No Expiration - Long-Term	-	(30,966)	-
	$(1,162,924)	$ (162,991)	-

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s capital loss carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.

As of August 31, 2014 for US Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities	$ 4,131,499	$ 209,528	$ 2,251,050
Gross unrealized depreciation on investment securities	(59,204)	(89,169)	(64,015)
Net unrealized appreciation	$ 4,072,295	$ 120,359	$ 2,187,035

Tax cost of investments (including short-term investments)**	$16,823,780	$ 7,894,767	$ 9,331,447

* These deferrals are considered incurred in the subsequent tax year.

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2014

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire unutilized.

The Balanced, Income and Stock Funds paid the following distributions for the years ended August 31, 2014 and August 31, 2013:

	Year End	$ Amount	Tax Character
Balanced Fund	08/31/14	$ 435,893	Ordinary Income
Balanced Fund	08/31/13	$ 416,235	Ordinary Income

Income Fund	08/31/14	$ 257,765	Ordinary Income
Income Fund	08/31/13	$ 169,842	Ordinary Income

Stock Fund	08/31/14	$ 272,350	Short term capital gain
		$ 10,095	Long term capital gain
Stock Fund	08/31/13	$ -

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (FASC).  The ASU is effective for interim and annual reporting periods that begin after December 15, 2013.  Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Shareholders and Board of Trustees

   of the Archer Balanced Fund, Archer Income Fund

   and Archer Stock Fund, each a Series of the Archer

   Investment Series Trust

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, (the "Funds"), each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2014 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Archer Balanced Fund, and for each of the three years in the period then ended and the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For the Archer Balanced Fund, the financial highlights for the year ended August 31, 2010 were audited by other auditors whose report dated October 29, 2010 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Archer Balanced Fund, the Archer Income Fund and the Archer Stock Fund, each a series the Archer Investment Series Trust, as of August 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Archer Balanced Fund, and for each of the three years in the period then ended and the period March 11, 2011 (commencement of investment operations) through August 31, 2011 for the Archer Income Fund and the Archer Stock Fund in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

October 27, 2014

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period -  March 1, 2014 through August 31, 2014.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$1,079.63	$6.29
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Balanced Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$1,036.69	$6.16
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.16	$6.11

* Expenses are equal to the Income Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2014	August 31, 2014	March 1, 2014 to August 31, 2014

Actual	$1,000.00	$1,063.67	$7.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Stock Fund's annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2014 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (67) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (59) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy Patton (47) Trustee & President, December 2009 to present	Frontier CPA Group – Managing Partner. 1996-2004 Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Gregory Getts, (57) Treasurer, December 2009 to present	Mutual Shareholders Services, LLC – Principal Owner. January 1999 – present.
C. Richard Ropka, Esq. (51) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present, Attorney - Rabil, Ropka, Kingett and Stewart, LLC January 1, 2004 – May 1, 2008
Sara Mahon (34) Chief Compliance Officer, December 2009 to present

Executive Assistant/Compliance, Archer Financial Advisors, Inc.,  2006 – present, Executive Assistant/Compliance,  Archer Balanced Fund (NASDAQ: ARCHX), 2006 – present; Executive Assistant, Frontier Investment Advisors/Fiducial, 2001 – 2006.

*    The address for each trustee and officer of the Trust is 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

** The Trust currently consists of 3 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2014 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Advisory Renewal Agreement

Archer Investment Corporation (“AIC” or “Advisor”) is retained to manage the investments of the following series portfolios (each may be referred to herein as a “Fund” or collectively as the “Funds”) of the Archer Investment Series Trust (the “Trust”): the Archer Balanced Fund  (the “Balanced Fund”), the Archer Stock Fund, (the “Stock Fund”) and the Archer Income Fund (the “Income Fund”), pursuant to the Management Service Agreement (each an “Agreement” and collectively, the “Agreements”) between the Advisor and the Trust with respect to each Fund. At the in-person quarterly meeting of the Board of Trustees (the “Board”) of the Trust that was held on August 22, 2014, the Trustees, including a majority of the trustees who are not parties to the Agreements or interested persons of any party to any of the Agreements (the “Independent Trustees”), unanimously approved the renewal of the Agreements for another one year term.

Legal Counsel reviewed with the Board legal Counsel’s memorandum addressed to the Trustees dated August 22, 2014 and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of each Agreement. Counsel discussed with the Trustees the information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of each Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of the Funds; (iii) the costs of the

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

services to be provided and profits to be realized by AIC from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest. Counsel noted that the continuation of the Agreements was discussed in preliminary discussions with AIC at the Board’s May 13, 2014 quarterly meeting. Counsel and the Board recapped the discussions that had occurred in this earlier meeting.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. The Board, requested and was provided with information and reports relevant to the annual renewal of each Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on the reasons for the performance; (iv) presentations by the Funds’ portfolio managers addressing AIC’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and AIC; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; (vii) information on relevant developments in the mutual fund industry and how the Funds and/or AIC are responding to them; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving each of the Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about AIC, including financial information of AIC, a description of personnel and the services provided to each Fund, information on investment advice, performance, summaries of fund expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (iii) the effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by AIC from its relationship with the Funds.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors that are specifically required to be consider for purposes of disclosure in the Funds’ next set of financial statements.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Fund including, without limitation: the quality of its investment advisory services (including research and recommendations with respect to portfolio securities); its process for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

ensuring compliance with regulatory requirements; its coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain, qualified personnel and AIC’s commitment to maintain and enhance its resources and systems; the commitment of AIC’s personnel to finding alternatives and options that allow the Funds to maintain their goals; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer and Counsel for the Funds. The Trustees evaluated AIC’s personnel, including the education and experience of AIC’s personnel. The Trustees noted that several of the officers of the Trust, including the principal executive officer and president for the Trust were employees of AIC, and they served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds. After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of the Funds and AIC, the Trustees compared the short and long-term performance of each Fund with the performance of funds with similar objectives managed by other investment advisors, as well as with aggregated peer group data. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies. With respect to the Archer Balanced Fund (“Balanced Fund”), the Trustees noted the overall performance that the Balanced Fund had experienced on a short and long-term basis in comparison to its benchmark. The Trustees also noted that the Fund has a two-star rating with Morningstar.   The returns of the Archer Balanced Fund compared to its Morningstar category, out-performed its peers during the first and second quarter of 2014 as well as fiscal year 2013.  Further, the Archer Balanced Fund was in the top 10% in its Morningstar category during the half of 2014. The Trustees observed that the Balanced Fund slightly underperformed its benchmark for the 3-year and 5-year periods.

With respect to the Archer Income Fund (“Income Fund”), the Trustees noted that the Income Funds’ had underperformed its Morningstar peer group category in the short-term and longer-term.  The Trustees also noted that the Income Fund generally outperformed its comparative indices over the time periods presented. The Archer Income Fund currently has a two-star Morningstar rating. The Fund continues to add assets which will assist in its performance ratings as well.

With respect to the Archer Stock Fund (“Stock Fund”) the Trustees noted that the Fund has a three-star Morningstar rating and has significantly out-performed its indices and its category for the 1-year period and for the 3-year period the Stock Fund underperformed its comparative indices but slightly outperformed its category.  Further, the Archer Stock Fund was in the upper 95% in its category during the half of 2014.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

While the Trustees noted moderate concerns over each of the Archer Funds in their respective category performances, they recognized that some portion of any Funds’ category performance could be attributed to the fees and expenses paid by a Fund when compared to the Index.  Overall, the Trustees concluded that performance was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reflected in the financial statements of the company) and the level of commitment to the Funds and by the principals of AIC; (2) the asset level of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by AIC regarding its profits associated with managing the Funds. The Trustees also considered potential benefits for AIC in managing the Funds. The Trustees noted that AIC is profitable with regard to its relationship with the Funds. The Trustees then compared the fees and expenses of the Funds (including the management fee) to other comparable mutual funds. The Trustees noted that the Funds’ advisory fees were slightly higher than other funds.  The Trustees concluded that given the relatively small asset levels of the Funds, it would be difficult for any adviser to operate the Funds at average cost levels and that AIC had put forth significant and reasonable efforts to control the operating expenses of the Funds. The Trustees noted AIC’s efforts to manage the expenses of the Funds. The Board concluded that although Fund expenses were higher than peer averages, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.   The Board, including the Independent Trustees, also considered whether there have been any economies of scale with respect of the management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Adviser in managing multiple series under the Archer Investment Series Trust, including promotion of the Adviser’s name, the ability for the Adviser to place small accounts into one of the Archer Funds,.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the management fees to be paid to the Adviser by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Adviser.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis for soft dollar payments

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2014 (UNAUDITED)

with broker-dealers; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust related to AIC’s potential conflicts of interest. The Trustees considered that AIC may assess a fee to its separate account clients that invest a portion of the assets of such separate accounts into the Fund in addition to the management fees that are assessed at the Fund level although the Trustees expressed the view that the services rendered to the separate accounts were distinct from those rendered to the Funds. The Trustees also noted that AIC may enjoy some enhanced status as an investment adviser to a family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate renewing the Management Services Agreement, and as assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement was a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

This Page Was Left Blank Intentionally

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 25,500

FY 2013

$ 24,500

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 5,400

FY 2013

$ 1,600

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 0,000

FY 2013

$ 1,600

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Troy C. Patton

   * Troy C. Patton

     President and Trustee

Date: November 10, 2014

* Print the name and title of each signing officer under his or her signature.